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                                                                    EXHIBIT 99.1


                                  CERTIFICATION
                PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, James E. Hogue, as Chairman of the Board and Chief Executive Officer of Wiltex A, Inc., (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the accompanying Form 10QSB report for the period ending September 30, 2002 as filed with the U. S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the company.


                                            By:  s/s JAMES E. HOGUE
                                            -----------------------
                                            James E. Hogue
                                            Chairman of the Board and
                                            Chief Executive Officer
                                           (Principal Executive Officer)


Date: November 13, 2002